Rule 497(e)

File Nos. 333-151805, 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805	HV-6776 - Premier InnovationsSM
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 - Premier InnovationsSM (Series II)

Supplement dated October 16, 2024 to your Prospectus dated May 1, 2024

This supplement is regarding the following funds, as applicable, in the above-referenced product prospectuses:

Empower Ariel Mid Cap Value Fund - Investor Class

Empower Mid Cap Value Fund - Investor Class

Earlier this Summer, you were sent a notice indicating that at a meeting held on June 12-13, 2024, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Empower Ariel Mid Cap Value Fund, a series of Empower Funds (the “Target Fund”), with and into the Empower Mid Cap Value Fund, another series of Empower Funds (the “Acquiring Fund”) (the “Merger”) on or about October 25, 2024 (“Closing Date”). The Merger did not require shareholder approval and is anticipated to be a tax-free reorganization for U.S. federal income tax purposes.

As of the close of business on the Closing Date, investors who hold units of the Separate Account Sub-Account that invests Institutional Class and Investor Class shares of the Target Fund will automatically receive a proportionate number of Institutional Class and Investor Class units, respectively, of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the Merger will have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Target Fund. You should consider the strategies and risks of the underlying Acquiring Fund prior to the Merger. Please see the Prospectus or Summary Prospectus for the Acquiring Fund for further information on its fees, performance, strategies and risks.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2024. Please read this Supplement carefully and retain it for future reference.

2024-PROSUPP-6-HV6776, 6777, 6778